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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                 October 3, 2002
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                Date of Report (Date of earliest event reported)



                                  M-Wave, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                        33-45499                36-3809819
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



             216 Evergreen Street, Bensenville, Illinois     60106
           -----------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)



                                 (630) 860-9542
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                         (Registrant's telephone number)



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ITEM 5.  OTHER EVENTS.

         On October 3, 2002 M-Wave, Inc. announced its expected third quarter revenues and other matters. The full text of M-Wave, Inc.'s October 3, 2002 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Exhibits

              99.1  Press Release issued by M-Wave, Inc. dated October 3, 2002.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 3, 2002

                                             M-WAVE, INC.


                                             By: /s/ PAUL H. SCHMITT
                                                 -------------------------------
                                                 Name:  Paul H. Schmitt
                                                 Title: Chief Financial Officer




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                                  EXHIBIT INDEX




     EXHIBIT
       NO.                               DESCRIPTION
     -------                             ------------

       99.1         Press Release issued by M-Wave, Inc. dated October 3, 2002




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